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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

              NOVEMBER 12, 2002                                  0-25053
  -------------------------------                         ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                           14-1782422
  -------------------------------                         ----------------------
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                         Identification Number)


                     110 EAST BROWARD BOULEVARD ,SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 769-5900
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events and Regulation FD Disclosure


ACQUISITION OF DIGITAL TELEPHONY ASSETS

On November 12, 2002, theglobe.com completed the acquisition of certain digital telephony assets from Mr. Brian Fowler, an entrepreneur. In exchange for the assets, theglobe.com issued 1.75 million warrants to acquire shares of theglobe.com Common Stock at the price of $.065 per share. The Company also issued 425,000 warrants to acquire shares of theglobe.com Common Stock at the same exercise price as part of an earn-out structure that will be released upon the attainment of certain performance targets. Mr. Fowler is entitled to certain "piggy-back" registration rights in connection with the Warrants.

In conjunction with the acquisition, Mr. Fowler also entered into an employment agreement with a one year term for the position of Chief Technical Officer of theglobe.com. In addition, in consideration of the release of any potential claims to the acquired technology by certain third parties, theglobe.com agreed to provide such parties with funds to pay off (but did not otherwise assume) certain liabilities of such parties at the rate of approximately $2,500 per month, plus interest, for a total of 46 consecutive months, subject to suspension or termination of such payments in certain events.

The acquisition will assist theglobe.com in its desire to enter into the fast-growing digital voice communications markets by providing theglobe.com with a technology platform from which it will seek to develop and market cost effective, next generation products and services to both consumers and enterprises. theglobe.com plans to deliver its voice communications services offerings through a subsidiary under the brand name "voiceglo". Subject to further development, theglobe.com intends to begin offering packages of such services in selected markets in 2003.

This report contains forward-looking statements related to theglobe.com that involve risks and uncertainties, including, but not limited to, integration of newly acquired businesses, product delivery, product launch dates, further development of acquired technology (including the assets discussed in this report), the availability of financing or other capital to fund its plans, the management of growth, market acceptance of certain products and other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about the factors that could affect theglobe.com's future results, please see the Company's filings with the Securities and Exchange Commission. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance and actual results may, and often do, differ.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)(b)  None

(c)     Exhibits
        --------

10.1 Technology Purchase Agreement dated November 12, 2002, among theglobe.com, Inc., and Brian Fowler.

10.2    Form of Warrant

10.3 Employment Agreement dated November 12, 2002, among theglobe.com, Inc. and Brian Fowler.

10.4 Payment Agreement dated November 12, 2002, among theglobe.com, Inc., 1002390 Ontario Inc., and Robert S. Giblett.

10.5 Release Agreement dated November 12, 2002, among theglobe.com, Inc. and certain other parties named therein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  21,  2002               theglobe.com,  Inc.



                                          By:    /s/ Edward Cespedes
                                              ----------------------------------
                                              Edward Cespedes, President

                                  EXHIBIT INDEX

No.               Item
---               ----

10.1 Technology Purchase Agreement dated November 12, 2002, among theglobe.com, Inc., and Brian Fowler.

10.2    Form of Warrant

10.3 Employment Agreement dated November 12, 2002, among theglobe.com, Inc. and Brian Fowler.

10.4 Payment Agreement dated November 12, 2002, among theglobe.com, Inc., 1002390 Ontario Inc., and Robert S. Giblett.

10.5 Release Agreement dated November 12, 2002, among theglobe.com, Inc. and certain other parties named therein.